UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2022

Desktop Metal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38835	83-2044042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Third Avenue Burlington, Massachusetts	01803
(Address of principal executive offices)	(Zip Code)

(978) 224-1244

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 10, 2022, Desktop Metal, Inc. (the “Company”) issued a press release relating to its proposed offering of Convertible Senior Notes due 2027 (the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Neither this Current Report on Form 8-K nor the press release constitutes an offer to sell, or the solicitation of an offer to buy, the Notes or any shares of common stock issuable upon conversion of the Notes, nor will there be any sale of the Notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.

As previously disclosed, on November 12, 2021, the Company completed the acquisition of The ExOne Company (“ExOne”). The Company is providing unaudited pro forma condensed combined financial information of the Company and ExOne for the year ended December 31, 2021, after giving effect to the acquisition of ExOne by the Company, which was not required to be disclosed by amendment to the Company's Current Report on Form 8-K filed on December 13, 2021. The unaudited pro forma condensed combined financial information of the Company and ExOne for the year ended December 31, 2021 is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release of Desktop Metal, Inc., dated May 10, 2022
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Desktop Metal, Inc. and The ExOne Company for the year ended December 31, 2021
104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2022	Desktop Metal, Inc.

	By:	/s/ Meg Broderick
	Name:	Meg Broderick
	Title:	General Counsel and Corporate Secretary